                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                SIX-MONTH DIVIDEND HISTORY       6
                          ASSET ALLOCATION       6
                       COUPON DISTRIBUTION       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    3.07%      2.67%      2.52%
-------------------------------------------------------------------------
Six-month total return(2)                -1.80%     -1.32%      1.52%
-------------------------------------------------------------------------
One-year total return(2)                 -1.37%     -1.18%      1.66%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.30%      4.24%      4.44%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.33%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.51%      4.74%(3)    3.98%
-------------------------------------------------------------------------
Commencement date                      05/31/84   08/24/92   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.93%      5.47%      5.48%
-------------------------------------------------------------------------
SEC Yield(5)                              6.06%      5.55%      5.56%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 2000.

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio, not to shares of the Fund.

Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/00                                                                             0.073
2/00                                                                             0.073
3/00                                                                             0.070
4/00                                                                             0.070
5/00                                                                             0.070
6/00                                                                             0.070

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
FNMA                                                                       58.30                              45.10
GNMA                                                                       24.20                              34.00
FHLMC                                                                       8.40                              11.90
Treasury Securities                                                         5.20                               6.30
REMIC/CMO                                                                   3.90                               1.90
FHLB                                                                        0.00                               0.80

COUPON DISTRIBUTION

(as a percentage of long-term investments--June 30, 2000)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
Less than 6                                                                       1.00
6-6.9                                                                            46.20
7-7.9                                                                            38.80
8-8.9                                                                             6.90
9-9.9                                                                             3.70
10 or more                                                                        3.40

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN U.S. GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JOHN R. REYNOLDSON, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JANUARY 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1977. HE IS JOINED BY PORTFOLIO MANAGERS TED V. MUNDY AND BARBARA M. DOWNEY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As the year began, investors and consumers were breathing a collective sigh of relief that the year 2000 computer bug had turned out to be a virtual nonevent. As stock prices soared, consumers flocked to the shopping malls, helping to sustain the breakneck pace of economic growth from the year before.
    Concerned that the surge in consumer spending and the lowest unemployment rate in 30 years would ignite inflation, the Federal Reserve Board continued its policy of raising short-term interest rates. During the six-month reporting period, the central bank increased the federal funds rate (the benchmark for credit in the United States) by a total of one percentage point. As the period ended, there were widespread indications that the pace of economic growth was slowing.
    For the six-month period ended June 30, 2000, the fund generated a total return of 3.07 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). As a result of recent market activity, current performance may vary from figures shown. By comparison, the Lehman Brothers Mortgage Index posted a total return of 4.38 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT HAPPENED TO GOVERNMENT SECURITIES DURING THIS TIME?

A   Reflecting expectations that the Fed would raise interest rates further to cool off the red-hot economy, yields on short-term securities (those most impacted by Fed policy) moved sharply higher.
    On the long end of the curve, Treasury bond yields actually declined in response to the government's plan to pay down the national debt through the buyback of longer-term Treasury securities.
    The combination of these two forces created a negative (or "inverted") yield curve, in which yields on short-term securities are higher than those of their longer-term counterparts. The period also was characterized by a marked expansion in the yield differential or "spread" between Treasury and mortgage-backed securities.

Q   WHAT WERE YOUR STRATEGIES FOR MANAGING THE PORTFOLIO DURING THIS PERIOD?

A   The extraordinary pace of economic activity and wealth creation by the stock market early in the period signaled trouble for some portions of the bond market. Although the fund was not optimally positioned for a sharp resurgence of economic growth, we nonetheless moved quickly to get out of harm's way as the Fed prepared to slow the overheating economy through higher interest rates.
    We moved some assets out of the 5- to 10-year sector of the curve and into 25- to 30-year bonds. We also reduced the fund's exposure to mortgage-backed securities after spreads had narrowed in late January. In particular, we cut our holdings of high-coupon mortgage-backed bonds, which stood to bear the full negative brunt of the pending inversion of the yield curve. Historically, mortgage-backed bonds tend to underperform Treasury securities during periods of uncertainty created by the Fed's action.
    Beginning in April, the fund returned to a more neutral stance across the yield curve. This was consistent with our view that higher interest rates and lower stock prices would eventually slow the U.S. economy.

Q   HOW DID THE FUND'S STRATEGIES CONTRIBUTE TO PERFORMANCE?

A   The fund's strategy of adding weight to the long end of the yield curve in
January was rewarded as long-term bond prices rose during most of the remainder of the period. Similarly, our scaling back of holdings in mortgage securities in January was well-timed, given the narrowing of credit spreads late in that month and the subsequent expansion of spreads from February through April. In retrospect, we might have done more to reduce the fund's mortgage holdings. Our decision to partially reverse these moves late in the period contributed positively to performance relative to the fund's peers.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A   After four years of robust growth, there are clear signs that the pace of economic activity in the United States
is moderating. The housing and manufacturing sectors have cooled, and consumer spending has leveled off from its pace of a year earlier. Importantly, core inflation (which excludes the volatile food and energy sectors) remains subdued. Given the mounting evidence of an economic slowdown, the Fed may be ending its campaign of rate hikes. Barring a sudden resurgence of growth or inflation, we believe that it is highly unlikely that the Fed will raise interest rates as we approach the presidential election in November.
    With growth slowing and the Fed on the sidelines, we expect the yield curve to return to a more normal or positive configuration. We have positioned the fund to benefit from this process by increasing holdings of shorter-term securities and mortgage-backed bonds later in the period. Overall, we expect the environment for government securities to improve in coming months, as interest rates gradually trend lower and market volatility subsides.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)       DESCRIPTION                    COUPON         MATURITY             VALUE
            MORTGAGE-BACKED
            SECURITIES  87.5%
$ 24,096    Federal Home Loan Mortgage
            Pools......................... 6.000%   09/01/06               $   22,979,118
  59,294    Federal Home Loan
            Mortgage Pools................ 6.500    07/01/14 to 10/01/29       56,792,299
  24,979    Federal Home Loan
            Mortgage Pools................ 7.500    03/01/30 to 05/01/30       24,641,304
  16,376    Federal Home Loan Mortgage
            Pools......................... 8.500    01/01/16 to 09/01/19       16,746,824
  10,511    Federal Home Loan
            Mortgage Pools................ 10.000   12/01/08 to 08/01/21       11,078,336
     237    Federal Home Loan
            Mortgage Pools................ 10.250   11/01/09                      250,945
   9,532    Federal Home Loan
            Mortgage Pools................ 11.000   12/01/01 to 01/01/21       10,336,420
      79    Federal Home Loan
            Mortgage Pools................ 11.250   09/01/15                       85,956
   3,517    Federal Home Loan Mortgage
            Pools (REMIC) (a)............. 9.250    11/15/05                    3,581,074
 263,512    Federal National Mortgage
            Association Pools (a)......... 6.000    07/01/12 to 09/01/29      244,624,610
 310,583    Federal National Mortgage
            Association Pools (a)......... 6.500    11/01/13 to 07/01/29      293,510,211
  29,000    Federal National Mortgage
            Association (a)............... 6.740    08/25/07                   27,722,260
 198,317    Federal National Mortgage
            Association Pools (a)......... 7.000    01/01/01 to 01/01/30      191,664,953
  93,352    Federal National Mortgage
            Association Pools (a)......... 7.500    12/01/21 to 12/31/99       92,073,438
  19,097    Federal National Mortgage
            Association Pools............. 8.000    12/01/16 to 12/01/22       19,247,512
  22,945    Federal National Mortgage
            Association Pools............. 8.500    08/01/14 to 06/01/21       23,409,606
   5,970    Federal National Mortgage
            Association Pools............. 9.000    03/01/08 to 02/01/21        6,169,742

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)       DESCRIPTION                    COUPON         MATURITY             VALUE
            MORTGAGE-BACKED SECURITIES
            (CONTINUED)
$    751    Federal National Mortgage
            Association Pools............. 9.500%   05/01/20               $      777,477
   2,856    Federal National Mortgage
            Association Pools............. 10.500   06/01/10 to 09/01/19        3,074,733
   2,272    Federal National Mortgage
            Association Pools............. 11.000   12/01/03 to 11/01/19        2,483,460
     602    Federal National Mortgage
            Association Pools............. 11.500   12/01/09 to 01/01/16          661,434
      29    Federal National Mortgage
            Association Pools............. 12.500   03/01/15                       32,227
   1,052    Federal National Mortgage
            Association Pools............. 13.000   06/01/15                    1,179,455
  10,308    Federal National Mortgage
            Association Pools (Grantor
            Trust) (a).................... 7.500    01/19/39                   10,159,829
  26,514    Federal National Mortgage
            Association Pools (REMIC)
            (Principal Only)..............   *      02/25/23 to 02/01/28       16,640,863
  19,496    Federal National Mortgage
            Association Pools (REMIC)..... 7.050    05/25/18                   19,407,100
   4,525    Federal National Mortgage
            Association Pools (REMIC)
            (a)........................... 11.000   01/25/19                    4,600,498
  47,897    Government National Mortgage
            Association Pools (a)......... 6.000    01/15/28 to 04/15/29       44,118,828
  93,247    Government National Mortgage
            Association Pools (a)......... 6.500    04/15/26 to 06/15/29       88,486,539
  97,843    Government National Mortgage
            Association Pools (a)......... 7.000    08/15/22 to 07/15/29       95,183,153
  66,714    Government National Mortgage
            Association Pools............. 7.500    01/15/17 to 01/15/30       66,353,681
  28,175    Government National Mortgage
            Association Pools............. 8.000    12/15/00 to 08/15/29       28,652,978
  20,085    Government National Mortgage
            Association Pools............. 8.500    04/15/06 to 06/15/23       20,670,718
  31,868    Government National Mortgage
            Association Pools............. 9.000    10/15/01 to 08/15/24       33,089,795
  18,143    Government National Mortgage
            Association Pools............. 9.500    06/15/09 to 11/15/22       18,856,422
   5,474    Government National Mortgage
            Association Pools............. 10.500   09/15/10 to 02/15/20        5,906,872

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)       DESCRIPTION                    COUPON         MATURITY             VALUE
            MORTGAGE-BACKED SECURITIES
            (CONTINUED)
$    893    Government National Mortgage
            Association Pools............. 11.000%  03/15/10 to 12/15/18   $      973,578
   1,151    Government National Mortgage
            Association Pools............. 11.500   10/15/10 to 03/15/18        1,268,980
     830    Government National Mortgage
            Association Pools............. 12.000   07/15/11 to 08/15/15          926,488
     342    Government National Mortgage
            Association Pools............. 12.250   09/15/13 to 07/15/15          384,327
   1,039    Government National Mortgage
            Association Pools............. 12.500   04/15/10 to 08/15/15        1,172,008
     553    Government National Mortgage
            Association Pools............. 13.000   01/15/11 to 06/15/15          626,940
  21,953    Government National Mortgage
            Association Pools (REMIC)..... 7.050    09/16/19                   21,897,470
      71    Government National Mortgage
            Association II Pools.......... 8.500    05/20/02 to 02/20/17           71,934
   2,457    Government National Mortgage
            Association II Pools.......... 10.500   01/20/14 to 05/20/19        2,629,386
   1,597    Government National Mortgage
            Association II Pools.......... 11.000   09/20/13 to 08/20/19        1,726,478
     712    Government National Mortgage
            Association II Pools.......... 11.500   08/20/13 to 07/20/19          778,270
     961    Government National Mortgage
            Association II Pools.......... 12.000   08/20/13 to 12/20/15        1,059,238
     478    Government National Mortgage
            Association II Pools.......... 12.500   10/20/13 to 09/20/15          531,203
                                                                           --------------
TOTAL MORTGAGE-BACKED SECURITIES  87.5%.................................    1,539,296,970
                                                                           --------------
            UNITED STATES GOVERNMENT
            AGENCY OBLIGATIONS  4.4%
  45,000    Federal National Mortgage
            Association (a)............... 7.000    02/15/03                   45,014,850
  12,000    Federal National Mortgage
            Association Pools............. 7.125    03/15/07 to 01/15/30       12,055,480
  20,000    Federal National Mortgage
            Association Pools............. 7.250    01/15/10                   20,207,200
                                                                           --------------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.......................       77,277,530
                                                                           --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)       DESCRIPTION                    COUPON         MATURITY             VALUE
            UNITED STATES TREASURY
            OBLIGATIONS  5.1%
$ 10,000    United States Treasury Bond... 6.375%   08/15/27               $   10,290,200
  40,000    United States Treasury Bond... 7.250    08/15/22                   44,924,400
  17,500    United States Treasury Bond... 7.500    11/15/16                   10,144,440
   9,000    United States Treasury Bond... 7.500    11/15/24                    8,722,875
   7,000    United States Treasury Bond... 8.875    02/15/19                    8,995,140
   5,000    United States Treasury Bond... 12.000   08/15/13                    6,750,050
                                                                           --------------
TOTAL UNITED STATES TREASURY OBLIGATIONS................................       89,827,105
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $1,750,662,252).................................................    1,706,401,605
REPURCHASE AGREEMENT  2.6%
State Street Bank & Trust Co., ($46,850,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 06/30/00, to be sold on 07/03/00 at $46,875,182)
  (Cost $46,850,000)....................................................       46,850,000
                                                                           --------------
TOTAL INVESTMENTS  99.6%
  (Cost $1,797,512,252).................................................    1,753,251,605
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%.............................        6,442,120
                                                                           --------------

NET ASSETS  100.0%......................................................   $1,759,693,725
                                                                           ==============

 * Zero coupon bond

(a) Assets segregated as collateral for open forward transactions, futures or borrowings of the Fund.

REMIC--Real Estate Mortgage Investment Conduits

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,797,512,252).....................  $1,753,251,605
Cash........................................................             959
Receivables:
  Interest..................................................      13,420,610
  Fund Shares Sold..........................................       1,748,504
  Forward Commitments.......................................         633,955
  Fee Income................................................         602,134
Other.......................................................         354,365
                                                              --------------
    Total Assets............................................   1,770,012,132
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       3,883,181
  Income Distributions......................................       3,845,252
  Distributor and Affiliates................................         833,115
  Investment Advisory Fee...................................         755,809
  Variation Margin on Futures...............................           6,094
Accrued Expenses............................................         718,468
Trustees' Deferred Compensation and Retirement Plans........         276,488
                                                              --------------
    Total Liabilities.......................................      10,318,407
                                                              --------------
NET ASSETS..................................................  $1,759,693,725
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,128,529,371
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (1,890,980)
Net Unrealized Depreciation.................................     (44,433,985)
Accumulated Net Realized Loss...............................    (322,510,681)
                                                              --------------
NET ASSETS..................................................  $1,759,693,725
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,652,487,656 and 122,421,061 shares of
    beneficial interest issued and outstanding).............  $        13.50
    Maximum sales charge (4.75%* of offering price).........             .67
                                                              --------------
    Maximum offering price to public........................  $        14.17
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $88,858,739 and 6,592,334 shares of
    beneficial interest issued and outstanding).............  $        13.48
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,347,330 and 1,362,717 shares of
    beneficial interest issued and outstanding).............  $        13.46
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest Income.............................................  $ 67,840,000
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,760,921
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,669,126, $532,320 and $92,251,
  respectively).............................................     2,293,697
Shareholder Services........................................     1,415,016
Custody.....................................................       193,345
Legal.......................................................        85,360
Trustees' Fees and Related Expenses.........................        62,447
Other.......................................................       361,392
                                                              ------------
    Total Operating Expenses................................     9,172,178
    Less Credits Earned on Cash Balances....................       104,321
                                                              ------------
    Net Operating Expenses..................................     9,067,857
    Interest Expense........................................       797,730
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 57,974,413
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(11,557,909)
  Forward Commitments.......................................    (6,429,258)
  Futures...................................................     1,024,465
                                                              ------------
Net Realized Loss...........................................   (16,962,702)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (56,870,655)
                                                              ------------
  End of the Period:
    Investments.............................................   (44,260,647)
    Forward Commitments.....................................       633,955
    Futures.................................................      (807,293)
                                                              ------------
                                                               (44,433,985)
                                                              ------------
Net Unrealized Appreciation During the Period...............    12,436,670
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (4,526,032)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 53,448,381
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended
December 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2000      DECEMBER 31, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   57,974,413      $  139,696,548
Net Realized Loss.................................     (16,962,702)        (39,221,846)
Net Unrealized Appreciation/Depreciation During
  the Period......................................      12,436,670        (104,963,939)
                                                    --------------      --------------
Change in Net Assets from Operations..............      53,448,381          (4,489,237)
                                                    --------------      --------------
Distributions from Net Investment Income..........     (57,974,413)       (141,807,974)
Distributions in Excess of Net Investment
  Income..........................................         (50,739)         (1,840,241)
                                                    --------------      --------------
Total Distributions from and in Excess of Net
  Investment income*..............................     (58,025,152)       (143,648,215)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................      (4,576,771)       (148,137,452)
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     104,303,897         652,849,316
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      31,480,809          76,741,229
Cost of Shares Repurchased........................    (337,574,228)       (997,199,101)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    (201,789,522)       (267,608,556)
                                                    --------------      --------------

TOTAL DECREASE IN NET ASSETS......................    (206,366,293)       (415,746,008)
NET ASSETS:
Beginning of the Period...........................   1,966,060,018       2,381,806,026
                                                    --------------      --------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $1,890,980 and $1,840,241, respectively).....  $1,759,693,725      $1,966,060,018
                                                    ==============      ==============

* Distributions by Class:
--------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares..................................  $  (54,515,296)     $ (130,258,197)
  Class B Shares..................................      (2,991,141)        (12,244,365)
  Class C Shares..................................        (518,715)         (1,145,653)
                                                    --------------      --------------
                                                    $  (58,025,152)     $ (143,648,215)
                                                    ==============      ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED               YEAR ENDED DECEMBER 31,
         CLASS A SHARES            JUNE 30,    -----------------------------------------
                                   2000(A)       1999       1998       1997       1996
                                  ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $ 13.520    $ 14.459   $ 14.624   $ 14.459   $ 14.950
                                   --------    --------   --------   --------   --------
  Net Investment Income..........      .426        .899       .941      1.039      1.069
  Net Realized and Unrealized
    Gain/Loss....................     (.022)      (.914)     (.127)      .158      (.495)
                                   --------    --------   --------   --------   --------
Total from Investment
  Operations.....................      .404       (.015)      .814      1.197       .574
Less Distributions from and in
  Excess of Net Investment
  Income.........................      .426        .924       .979      1.032      1.065
                                   --------    --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $ 13.498    $ 13.520   $ 14.459   $ 14.624   $ 14.459
                                   ========    ========   ========   ========   ========

Total Return (b).................    3.07%*       -.11%      5.77%      8.57%      4.10%
Net Assets at End of the Period
  (In millions)..................  $1,652.5    $1,817.0   $2,079.6   $2,264.8   $2,560.1
Ratio of Operating Expenses to
  Average Net Assets (c) (d).....      .95%        .91%       .90%       .90%       .90%
Ratio of Interest Expense to
  Average Net Assets.............      .04%        .07%       .04%       .08%       .02%
Ratio of Net Investment Income to
  Average Net Assets (c).........     6.39%       6.50%      6.45%      7.26%      7.38%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions).......      28%*        112%        82%       104%        64%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended June 30, 2000.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED              YEAR ENDED DECEMBER 31,
          CLASS B SHARES             JUNE 30,    ----------------------------------------
                                     2000(A)      1999       1998       1997       1996
                                    -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $13.499     $14.440    $14.609    $14.447    $14.948
                                     -------     -------    -------    -------    -------
  Net Investment Income............     .376        .750       .816       .916       .947
  Net Realized and Unrealized
    Gain/Loss......................    (.023)      (.880)     (.121)      .162      (.494)
                                     -------     -------    -------    -------    -------
Total from Investment Operations...     .353       (.130)      .695      1.078       .453
Less Distributions from and in
  Excess of Net Investment
  Income...........................     .373        .811       .864       .916       .954
                                     -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $13.479     $13.499    $14.440    $14.609    $14.447
                                     =======     =======    =======    =======    =======

Total Return (b)...................    2.67%*      -.92%      4.87%      7.71%      3.24%
Net Assets at End of the Period (In
  millions)........................  $  88.9     $ 130.4    $ 284.2    $ 359.0    $ 414.8
Ratio of Operating Expenses to
  Average Net Assets (c) (d).......    1.75%       1.71%      1.72%      1.72%      1.73%
Ratio of Interest Expense to
  Average Net Assets...............     .04%        .07%       .04%       .08%       .02%
Ratio of Net Investment Income to
  Average Net Assets (c)...........    5.58%       5.73%      5.63%      6.44%      6.55%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions).........      28%*       112%        82%       104%        64%

* Non-Annualized.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(c) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended June 30, 2000.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED             YEAR ENDED DECEMBER 31,
          CLASS C SHARES             JUNE 30,    -------------------------------------
                                     2000(A)      1999      1998      1997      1996
                                    --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $13.495     $14.436   $14.608   $14.448   $14.948
                                     -------     -------   -------   -------   -------
  Net Investment Income............     .372        .784      .822      .910      .943
  Net Realized and Unrealized
    Gain/Loss......................    (.030)      (.914)    (.130)     .166     (.489)
                                     -------     -------   -------   -------   -------
Total from Investment Operations...     .342       (.130)     .692     1.076      .454
Less Distributions from and in
  Excess of Net Investment
  Income...........................     .373        .811      .864      .916      .954
                                     -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $13.464     $13.495   $14.436   $14.608   $14.448
                                     =======     =======   =======   =======   =======

Total Return (b)...................    2.52%*      -.92%     4.87%     7.71%     3.24%
Net Assets at End of the Period (In
  millions)........................  $  18.3     $  19.3   $  18.0   $  14.2   $  14.3
Ratio of Operating Expenses to
  Average Net Assets (c) (d).......    1.74%       1.72%     1.72%     1.72%     1.72%
Ratio of Interest Expense to
  Average Net Assets...............     .04%        .07%      .04%      .08%      .02%
Ratio of Net Investment Income to
  Average Net Assets (c)...........    5.58%       5.66%     5.63%     6.41%     6.55%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions).........      28%*       112%       82%      104%       64%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended June 30, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C Shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are determined from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $23.4 million with an average interest rate of 2.89%.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $303,209,426 which will expire between December 31, 2000 and December 31, 2007. Of this amount, $910,777 will expire on December 31, 2000.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,797,512,252, the aggregate gross unrealized appreciation is $9,792,959 and the aggregate gross unrealized depreciation is $54,053,606, resulting in net unrealized depreciation on long- and short-term investments of $44,260,647.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2000, the Fund's custody fee was reduced by $104,321 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................    .550 of 1%
Next $500 million...........................................    .525 of 1%
Next $2 billion.............................................    .500 of 1%
Next $2 billion.............................................    .475 of 1%
Next $2 billion.............................................    .450 of 1%
Next $2 billion.............................................    .425 of 1%
Over $9 billion.............................................    .400 of 1%

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $50,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $80,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 2000, the Fund recognized expenses of approximately $963,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2000, capital aggregated $1,963,249,298, $144,629,368 and
$20,650,705 for Classes A, B and C, respectively. For the six months ended June 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A.............................................      6,749,421    $  91,273,299
  Class B.............................................        612,777        8,276,934
  Class C.............................................        354,467        4,753,664
                                                          -----------    -------------
Total Sales...........................................      7,716,665    $ 104,303,897
                                                          ===========    =============
Dividend Reinvestment:
  Class A.............................................      2,303,720    $  29,608,827
  Class B.............................................        125,099        1,595,777
  Class C.............................................         21,257          276,205
                                                          -----------    -------------
Total Dividend Reinvestment...........................      2,450,076    $  31,480,809
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

                                                            SHARES           VALUE
Repurchases:
  Class A.............................................    (20,987,249)   $(280,805,741)
  Class B.............................................     (3,803,403)     (50,891,717)
  Class C.............................................       (439,222)      (5,876,770)
                                                          -----------    -------------
Total Repurchases.....................................    (25,229,874)   $(337,574,228)
                                                          ===========    =============

    At December 31, 1999, capital aggregated $2,123,172,913, $185,648,374 and
$21,497,606 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A.............................................     41,019,965    $ 579,248,096
  Class B.............................................      2,312,115       32,424,964
  Class C.............................................      2,895,380       41,176,256
                                                          -----------    -------------
Total Sales...........................................     46,227,460    $ 652,849,316
                                                          ===========    =============
Dividend Reinvestment:
  Class A.............................................      5,012,768    $  69,919,838
  Class B.............................................        444,278        6,205,393
  Class C.............................................         44,258          615,998
                                                          -----------    -------------
Total Dividend Reinvestment...........................      5,501,304    $  76,741,229
                                                          ===========    =============

Repurchases:
  Class A.............................................    (55,503,423)   $(779,758,069)
  Class B.............................................    (12,781,310)    (178,274,905)
  Class C.............................................     (2,757,904)     (39,166,127)
                                                          -----------    -------------
Total Repurchases.....................................    (71,042,637)   $(997,199,101)
                                                          ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2000 and the year ended December 31, 1999, 1,772,765 and 8,143,395

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2000 and the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALE CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.....................................................     4.00%              1.00%
Second....................................................     3.75%               None
Third.....................................................     3.50%               None
Fourth....................................................     2.50%               None
Fifth.....................................................     1.50%               None
Sixth.....................................................     1.00%               None
Seventh and Thereafter....................................      None               None

    For the six months ended June 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $35,600 and CDSC on redeemed shares of approximately $240,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $490,345,909 and $719,346,759, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. There were no transactions in options for the six months ended June 30, 2000.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the six months ended June 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 1999............................        798
Futures Opened..............................................      3,790
Futures Closed..............................................     (3,778)
                                                                 ------
Outstanding at June 30, 2000................................        810
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    The futures contracts outstanding as of June 30, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                            APPRECIATION/
                                                               CONTRACTS    DEPRECIATION
Long Contracts:
  US Treasury Note 5 Year Futures, Sept. 2000
    (Current Notional Value $99,015 per contract)..........       280        $   84,713
Short Contracts:
  US Treasury Bond 30 Year Futures, Sept. 2000
    (Current Notional Value $97,343 per contract)..........        80            39,360
  US Treasury Note 10 Year Futures, Sept. 2000
    (Current Notional Value $98,484 per contract)..........       450          (931,366)
                                                                  ---        ----------
                                                                  810        $ (807,293)
                                                                  ===        ==========

C. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The Fund has segregated assets for these open commitments totaling $329.0 million.

    The following forward purchase commitments were outstanding as of June 30, 2000:

                                                                               UNREALIZED
PAR AMOUNT                                      SETTLEMENT      CURRENT       APPRECIATION/
  (000)                 DESCRIPTION                DATE          VALUE        DEPRECIATION
 $82,000      FNMA, 7.00% coupon..............   07/20/00     $ 80,437,080      $358,955
  30,000      FNMA, 7.50% coupon..............   07/20/00       29,887,500        75,000
  20,000      FHLMC Gold, 7.50% coupon........   07/20/00       19,937,600        56,350
  40,000      FHLMC Gold, 8.00% coupon........   07/17/00       40,212,400       143,650
                                                              ------------      --------
                                                              $170,474,580      $633,955
                                                              ============      ========

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts. There were no closed but unsettled forward commitments open as of June 30, 2000.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 2000, are payments retained by Van Kampen of approximately $527,900.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. KPMG LLP ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After November 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

YOUR NOTES